Exhibit 10.48

AMENDMENT NO. 2 TO

PAY-FOR-CALL DISTRIBUTION AGREEMENT

This Amendment No. 2 (“Amendment”), dated as of June 25, 2015 (the “Amendment 2 Effective Date”), is being entered into by and between Marchex Sales LLC, a Delaware limited liability company and successor in interest to Marchex Sales, Inc., which is a wholly-owned subsidiary of Marchex, Inc. (“Marchex”), and YellowPages.com LLC, a Delaware limited liability company formerly doing business as AT&T Interactive or ATTi (“YP”), to amend the Pay-For-Call Distribution Agreement entered between YP and Marchex effective as of January 1, 2011, as amended as of December 31, 2012 (together, the “Agreement”). YP and Marchex may hereinafter be referred to individually as “Party” and collectively as “Parties.” Capitalized terms used herein but not defined shall have the respective meanings ascribed to them in the Agreement.

WHEREAS, Marchex provides certain pay-for-call advertising services to YP pursuant to the terms of the Agreement; and

WHEREAS, the Parties desire to extend the term and amend certain provisions of the Agreement;

NOW, THEREFORE, in consideration of the mutual acknowledgements and agreements hereinafter contained, including to be legally bound, the Parties agree as follows:

1.	Term - Section 7.1. In accordance with the language in Section 7.1 of the Agreement, the Parties hereby agree to renew the Agreement through and including December 31, 2016. Thus, unless otherwise terminated in accordance with the terms of the Agreement, the Agreement shall continue in full force and effect through and including December 31, 2016.

2.	Termination - Section 7.4. Section 7.4 is hereby deleted in its entirety and replaced as follows:

“7.4. No Termination for Convenience. Neither Party shall have the right to terminate this Agreement for convenience and such Agreement shall continue in effect through December 31, 2016, unless terminated earlier for cause or bankruptcy pursuant to the express terms of Sections 7.2 or 7.3.”

3.	Addition of Section 2.13 Network Integration and ***. As of the Amendment Effective Date, the following provisions shall be and hereby are added to the Agreement as Section 2.13, following Section 2.12 of the Agreement:

“2.13 Network Integration and ***.

a. MCM Network Integration for “In-House Services”. During the Term, with a target completion and operational date on or before March 31, 2016, YP will endeavor to complete network integration of the Marchex Call Marketplace (“MCM”) services within the YP fulfillment platform for its In-House Services (as that term is defined in the MSLA), including ypSearch, in accordance with all mutually agreed specifications therefor (the “MCM Network Integration”). In the event that the MCM Network Integration is successfully completed and fully operational (with purchases able to be made through the network) by March 31, 2016, then during such period of operation following the MCM Network Integration through the end of the Term of this Agreement, subject to the applicable terms set forth below, Marchex shall provide to YP the *** described below and in Schedule A in relation to any purchases made by YP on the MCM Network for fulfillment of In-House Services (or non-Covered Services). No minimum purchase on the MCM network via the MCM Network Integration is required by YP.

[***]	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

For the avoidance of doubt, the foregoing MCM Network Integration shall enable, subject to other parameters to be mutually agreed between the Parties, YP to purchase inventory on MCM alongside other media and campaign options available in YP’s platform in the form such other options are generally made available for the purpose of YP’s fulfillment of its own products and services that are “In-House Services” or are not “Covered Services,” as those terms are defined in the Master Services and License Agreement entered between the Parties October 1, 2007 (as amended by all Amendments, Change Rule Sheets, and Project Addenda (as amended), thereto, and including all attachments, collectively the “MSLA”), such as ypSearch and any other relevant YP products. Purchases on the MCM Networks shall not be considered a Covered Service.

b. ***.

c. ypSearch Marketplace Network Integration. Marchex will also work in good faith with YP to integrate YP owned and operated media, adjusted for network or customer conflicts that may exist, into the MCM purchasing option platform Marchex may use for similarly situated media, provided that Marchex may not purchase inventory on the ypSearch Marketplace to fulfill any clicks or calls for Covered Services, nor spend any portion of the Media Spend for Covered Services on ypSearch Marketplace, unless otherwise agreed to by the Parties in writing signed by both Parties. Marchex may in its discretion determine the appropriate volume levels of any purchases of inventory on ypSearch Marketplace based on customer experience, pricing, inventory quality and quantity factors and other relevant matters relevant to the MCM customer base, in the professional discretion of Marchex.”

4.	Monthly Minimum Payment Obligation – Section 4.1(b).

(a) The first sentence of Section 4.1(b) is hereby deleted in its entirety and replaced with the following sentence:

“As of the first day of the next month following the Amendment 2 Effective Date, and for periods thereafter during the Term, for each calendar billing month, YP shall be obligated to meet a minimum spend commitment (the “Minimum Monthly Payment Obligation”) equal to ***. In the event that Total Media Spend is zero or the MSLA is terminated or expires, there shall be no Minimum Monthly Payment Obligation for the relevant period.”

(b) The last two sentences of Section 4.1(b) are hereby deleted and replaced with the following language:

“For the purposes hereof, “Total Media Spend” shall mean ***.

5.	Other Terms of the Agreement. All other terms and conditions of the Agreement shall remain unchanged and in full force and effect.

6.	Authority. Each person signing this Amendment hereby represents and warrants that he or she has full authority to execute this Amendment for the Party on whose behalf he or she is signing.

7.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. A signature received electronically via facsimile or email shall be as legally binding for all purposes as an original signature.

[***]	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 2 to Pay for Call Distribution Agreement effective as of the Amendment Effective Date.

YELLOWPAGES.COM LLC		MARCHEX SALES LLC

By:	/s/ David Krantz	By:	/s/ Brendhan Hight

Name:	David Krantz	Name:	Brendhan Hight

Title:	Chief Executive Officer	Title:	Director

Date:	June 26, 2015	Date:	June 26, 2015

[***]	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule A

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Subject to this Schedule A, and completion of the Marchex Network Integration by March 31, 2016, the ***, as calculated by Marchex, for that quarter in accordance with the table immediately below. ***. For clarity, ***. For example in Q3 2016, ***. In the event that ***. However, in no event shall the application of ***.

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	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
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[***]	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.